SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant    ☐

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☐ PreliminaryProxy Statement	☐ Confidential, For Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

W. P. STEWART & CO. GROWTH FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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W.P. STEWART & CO. GROWTH FUND, INC.

527 Madison Avenue

New York, New York 10022

Notice of Annual Meeting of Shareholders

To the Shareholders of W.P. Stewart & Co. Growth Fund, Inc.:

NOTICE IS HEREBY GIVEN that an annual meeting of shareholders of W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) will be held at 527 Madison Avenue, New York, New York 10022, on July 15, 2003, at 10:30 a.m., local (New York City) time, and at any adjournments thereof (the “Meeting”) for the following purposes:

(1)  To elect five members to the Fund’s Board of Directors to hold office until their successors are duly elected and qualified; and

(2)  To transact such other matters as may properly come before the Meeting or any adjournment thereof.

The Board of Directors of the Fund has fixed the close of business on June 2, 2003 as the record date for determining the number of shares outstanding and the shareholders entitled to receive notice of and to vote at the Meeting.

By Order of the Board of Directors,

/s/ MICHAEL W. STAMM
Michael W. Stamm Secretary

New York, New York

June 9, 2003

YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY

SHARES YOU OWNED ON THE RECORD DATE.

IF YOU CANNOT ATTEND THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

PLEASE HELP AVOID THE EXPENSE OF A FOLLOW UP MAILING BY VOTING TODAY!

W.P. STEWART & CO. GROWTH FUND, INC.

527 Madison Avenue

New York, New York 10022

PROXY STATEMENT

Annual Meeting of Shareholders

July 15, 2003 at 10:30 a.m.

The Board of Directors of W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) solicits your proxy for use at an annual meeting of shareholders scheduled to be held at 527 Madison Avenue, New York, New York 10022, on July 15, 2003, at 10:30 a.m. local (New York City) time, and at any adjournments thereof (the “Meeting”). As described in more detail below, the Meeting is being called for the following purposes:

SUMMARY OF PROPOSALS

1.  To elect five members to the Fund’s Board of Directors to hold office until their successors are duly elected and qualified; and

2.  To transact such other matters as may properly come before the meeting or any adjournment thereof.

PLEASE FILL IN, DATE AND SIGN THE PROXY CARD AND RETURN THE CARD IN THE RETURN ENVELOPE PROVIDED.

This Proxy Statement and accompanying form of proxy are being sent on or about June 9, 2003 on behalf of the Board of Directors of the Fund to Fund shareholders to solicit proxy voting instructions on the proposals to be considered at the Meeting. The Board of Directors has fixed the close of business on June 2, 2003 as the record date (the “Record Date”) for determining the number of shares outstanding and the shareholders entitled to be present and vote at the Meeting.

Quorum and Voting

The Fund was incorporated in Maryland on September 23, 1993 and is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”). Pursuant to the Fund’s Articles of Incorporation, the holders of one-third of the Fund’s issued and outstanding shares shall constitute a quorum.

Each shareholder of the Fund is entitled to one vote for each share he or she holds and to a fraction of a vote equal to any fractional share which he or she holds, on each matter submitted to a vote at the Meeting. Shares held by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, his or her vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately, or any person voting the stock (or any beneficiary) may apply to a court of competent jurisdiction to appoint an additional person to act with the persons voting the stock and the stock shall then be voted as determined by a majority of those persons and the person appointed by the court.

In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on a proposal because instructions have not been received from the beneficial owners), if any, will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. Abstentions and broker non-votes will have no effect on proposal 1. If, by the time scheduled for the Meeting, a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes in favor of the proposals are not received, the persons present in person or by proxy (or the persons named as proxies) may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders of the Fund. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of the Fund’s shareholders.

If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked on the proxy by the shareholder. Executed proxies that are unmarked will be voted “FOR” the proposals. Any proxy may be revoked at any time prior to its exercise by providing written notice of revocation to the Fund, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

Solicitation of Proxies

The entire cost of this solicitation, including the cost of the Meeting and the cost of printing, assembling and mailing of proxy materials will be borne by the Fund. Solicitation may be made by mail, telephone, telegram or in person. As described above, management also may request broker-dealer firms, as well as banks, custodians, nominees and fiduciaries to obtain authorization for the execution of proxies, and the Fund may reimburse them for expenses incurred by them in connection therewith. The Fund has retained a proxy solicitation firm, Georgeson & Co., to assist in the solicitation of proxies. The anticipated cost of such firm is approximately $5,000.

Voting Securities and Principal Holders Thereof

The only voting securities of the Fund are its common stock, par value $0.001 per share. As of the Record Date, there were 420,344.124 shares outstanding of the Fund. As of the same date, the Directors and officers of the Fund, both individually and as a group, owned in the aggregate 863.630 shares (less than 1% of the Fund’s outstanding shares) and no person or “group” (as such term is defined in the Securities Exchange Act of 1934, as amended, and the rules thereunder) was known to the Fund to own 5% or more of the shares outstanding.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Meeting, shareholders are asked to elect five nominees to serve as Directors of the Fund and to hold office until their successors are duly elected and qualified. The five nominees are: Norman H. Brown, Jr., Joseph M. Santarella, William F. Waters, Donald M. Young and John C. Russell. All nominees, other than Mr. Russell, are not “interested persons” (as defined in the Act) of the Fund. Directors or nominees who are not “interested persons” of the Fund are referred to as “Independent Directors.” Directors or nominees who are deemed “interested persons” of the Fund are referred to as “Interested Directors.” It is the intention of the persons named in the accompanying form of proxy to vote “FOR” the election of all five nominees, each of whom has consented to be a nominee. One of the nominees, Norman H. Brown, Jr., is currently serving as a Director of the Fund.

If any of the nominees become unavailable for election as a Director before the Meeting, proxies will be voted for other persons that the Directors may recommend.

Information Regarding Nominees, Directors and Officers

Name, Address* and Age	Position(s) with the Fund	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen Within the Fund	Other Directorship Held by Nominee or Director****

Independent Directors:

Norman H. Brown, Jr. (56) (Nominee)	Director	Director since February 2003	Managing Director/Senior Adviser of Credit Suisse First Boston from 2000 to 2002; Managing Director of Donaldson, Lufkin & Jenrette Securities Corporation from 1985 to 2000.	1	None

Thomas R. LeViness (62) 90 Park Avenue New York, NY 10016	Director	Director since June 1998	President of Pell & LeViness, P.C. (a law firm).	1	None

Joseph M. Santarella (64) (Nominee)	N/A	N/A	Vice President of Habitat for Humanity of South Palm Beach County since January 2002; Director of YMCA of Boynton Beach since January 2002; Managing Director & Chief Fiduciary Officer of Chase Manhattan Private Bank, N.A. from 1996 to March 1999.	1	None

William F. Waters (71) (Nominee) 640 Hollow Tree Ridge Road Darien, CT 06820	N/A	N/A	Managing Director of Haussman Holdings (an offshore mutual fund) since January 1998; Director of 23 offshore funds advised by Permal Asset Management since April 1996; Director of 18 offshore funds advised by MFS Investment Management from April 1996 to December 2002.	1	Hansberger Global Investors International Value Fund and Emerging Markets Fund

Name, Address* and Age	Position(s) with the Fund	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen Within the Fund	Other Directorship Held by Nominee or Director****

Donald M. Young (49) (Nominee)	N/A	N/A	Managing Director (equity research department) of Painewebber/UBS AG from August 1998 to February 2003; Managing Director of Prudential Securities from July 1996 to August 1998.	1	None

Interested Directors:

Marilyn G. Breslow** (59)	Director	Director since March 1998	President, Director and portfolio manager with the Fund’s investment adviser, W.P. Stewart & Co., Inc. (the “Adviser”) since 1998, 1993 and 1990, respectively. Ms. Breslow served as the Adviser’s portfolio manager for the Fund from mid-1997 to November 2001.	1	Alteon, Inc.

John C. Russell** (68) (Nominee) Trinity Hall 43 Cedar Avenue Hamilton HM 12 Bermuda	Vice President	Vice President since March 1998	Director of the Fund from June 1999 to February 2003; Deputy Chairman and Managing Director of W.P. Stewart & Co., Ltd., the Adviser’s parent, since mid-1998; various officerships and directorships with other affiliates of the Adviser since 1996; Vice President and Director of W.P. Stewart Investment Partnership, L.P. since 2001; Director of the Adviser or its predecessor from 1996 through mid-1998; General Counsel of the Adviser’s predecessor from 1996-1997; Chief Operating Officer of the Adviser’s predecessor from 1997 to mid-1998.	1	W.P. Stewart & Co., Ltd.

Officers:

Peter H. Jennison (42)	President	President since January 2002	Vice President and Portfolio Manager of the Adviser since May 1998 and June 1989, respectively. Mr. Jennison has served as the Adviser’s portfolio manager for the Fund since November 2001.	1	N/A

Name, Address* and Age	Position(s) with the Fund	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen Within the Fund	Other Directorship Held by Nominee or Director****

Michael W. Stamm (56)	Secretary	Secretary since October 2002	General Counsel of W.P. Stewart & Co., Ltd., the Adviser’s parent, and Secretary of the Adviser since August 2002. From 2000 to July 2002, Mr. Stamm was Executive Vice President and General Counsel of HealthMarket Inc., a health care company. Prior to joining HealthMarket, he had been a partner at the New York-based law firms Kelley Drye & Warren LLP and Anderson Kill & Olick, where he was Chairman of the corporate practice group.	1	N/A

Susan G. Leber (36) Trinity Hall 43 Cedar Avenue Hamilton HM 12 Bermuda	Treasurer and Principal Financial Officer	Treasurer since June 1999 Principal Financial Officer since January 2002	Deputy Managing Director-Financial Operations of W.P. Stewart & Co., Ltd., the Adviser’s parent, since March 2003; Director of Financial Operations from December 2001 to March 2003 and Deputy Finance Director of W.P. Stewart & Co., Ltd. since 1999. From 1993 to 1999, Ms. Leber served as Audit Manager with Lopez, Edwards, Frank & Co., LLP (an accounting firm).	1	N/A

Alison A. Proshan (34)	Assistant Secretary	Assistant Secretary since June 1999	Associate General Counsel and Assistant Secretary of W.P. Stewart & Co., Ltd., the Adviser’s parent and Associate General Counsel and Assistant Secretary of the Adviser since January 1999; various officerships with other affiliates of the Adviser since 1999. From 1994 to 1999, Ms. Proshan served as an associate at Milbank, Tweed, Hadley and McCloy, LLP (a law firm).	1	N/A

*	Unless otherwise noted, the business address of the Directors, nominees and officers is 527 Madison Avenue, New York, NY 10022.
**	“Interested person” of the Fund by reason of affiliation with the Adviser or Adviser’s parent company.
***	There is no set term of office for Directors and officers. The table shows the number of years for which they have served as a Director and/or officer.
****	This column includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director or nominee, and, on an aggregate basis, in all registered investment companies overseen by a Director or nominee in the Fund Complex, if any, as of the Record Date.

Share Ownership Table

Independent Directors

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Fund Complex
Norman H. Brown, Jr.	$0	$0
Thomas R. LeViness	over $100,000	over $100,000
Joseph M. Santarella	$0	$0
William F. Waters	$0	$0
Donald M. Young	$0	$0

Interested Directors

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Fund Complex
Marilyn G. Breslow	$0	$0
John C. Russell	$10,001-$50,000	$10,001-$50,000

As of the Record Date, none of the Independent Directors or their immediate family members owned securities, beneficially or of record, of the Adviser or ALPS Distributors, Inc., the Fund’s distributor (the “Distributor”) or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.

Compensation of Directors and Officers

The Fund makes no payments to any of its officers or Interested Directors for services and the Fund does not pay any retirement benefits. However, each of the Fund’s Independent Directors is paid by the Fund a fee of $1,250 for each meeting of the Fund’s Board of Directors and for each meeting of any committee of the Board of Directors that he or she attends (other than those attended by telephone conference call). Each Independent Director is reimbursed by the Fund for any expenses he or she may incur by reason of attending such meetings or in connection with services he or she may perform for the Fund. The Board of Directors met five times during the fiscal year ended December 31, 2002. The following table sets forth the aggregate compensation paid by the Fund to the Independent Directors of the Fund for service in the fiscal year ended December 31, 2002:

Compensation Table

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund and Fund Complex Paid to Directors*
Norman H. Brown, Jr.**	N/A	N/A	N/A
Director
June Eichbaum***	$2,500	None	$2,500
Director
Thomas R. LeViness	$7,500	None	$7,500
Director
David J. Winkler***	$7,500	None	$7,500
Director

*	Neither the Adviser nor any of its affiliates serves as investment adviser to any registered investment company other than the Fund.
**	Effective February 2003, Norman H. Brown, Jr. was elected as a Director of the Fund.
***	Effective February 2003, June Eichbaum and David J. Winkler ceased to be Directors of the Fund.

Standing Board Committees

The Board of Directors has established three standing committees: Audit, Nominating and Valuation.

The Audit Committee is composed of Independent Directors. Currently, Mr. Brown and Mr. LeViness are members of the Committee. The Board may name additional Independent Directors in the future. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund’s independent accountants, accounting policies and procedures, and other areas relating to the Fund’s auditing processes. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent accountants’ responsibility to plan and carry out a proper audit. The Audit Committee met two times during the fiscal year ended December 31, 2002.

The Nominating Committee is composed of Independent Directors. Currently, Mr. Brown and Mr. LeViness are members of the Committee. The Board may name additional Independent Directors in the future. This Committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund’s shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director’s investment in the Fund, matters relating to Director compensation and expenses. The Nominating Committee met two times during the fiscal year ended December 31, 2002.

The Valuation Committee is composed of Mr. Brown, Mr. LeViness and Ms. Breslow. This Committee is responsible for determining the fair value of securities between Board meetings in instances when the determination has not been delegated to the Adviser. The Valuation Committee also may address any other valuation issues that arise unless or until the Board determines to address those issues. This Committee was established by the Board in February 2003.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends to shareholders that they vote “FOR” the election of the nominees to the Board.

Vote Required for Proposal No. 1

The nominees receiving the affirmative vote of a majority of the votes cast by shares of the Fund for the election of Directors at the Meeting will be elected.

INDEPENDENT ACCOUNTANTS

The firm of Weiser LLP (“Weiser”), 135 West 50th Street, New York, New York 10020, is the independent accountant for the Fund. The Fund’s audit committee recommended, and the Board (including a majority of the Independent Directors) approved, the selection of Weiser as the Fund’s independent accountants for the Fund’s current fiscal year. Representatives of Weiser are expected to be present at the Meeting. They have been given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions. The Audit Committee has determined that the provision of services rendered for non-audit services as disclosed under “All Other Fees” below is compatible with maintaining the independence of Weiser in its audit of the Fund.

Fund-Related Fees

Audit Fees.    For the Fund’s fiscal year ended December 31, 2002, the approximate fee for professional services rendered in connection with the audit of the Fund’s annual financial statements was $27,663.

Financial Information Systems Design and Implementation Fees.    For the fiscal year ended December 31, 2002, Weiser did not perform financial information systems design or implementation services.

All Other Fees.    For the fiscal year ended December 31, 2002, Weiser was also paid approximately $91,701 for tax related and other professional services provided to the Fund and the Adviser. Such expenses were paid by the Adviser.

Address of Investment Adviser, Administrator and Distributor

W.P. Stewart & Co., Inc., the Fund’s investment adviser, is located at 527 Madison Avenue, New York, New York 10022. State Street Bank and Trust Company, the Fund’s administrator, is located 1776 Heritage Drive, North Quincy, Boston, Massachusetts 02171; and ALPS Distributors, Inc., the Fund’s distributor, is located at 370 17th Street, Denver, Colorado 80202.

Reports to Shareholders and Financial Statements

A copy of the Fund’s Annual Report to Shareholders has been furnished, without charge, to shareholders. Copies of the Fund’s Annual Report to Shareholders may be obtained from the Fund, free of charge, upon request by mailing the self-addressed postage paid card enclosed herein.

Other Matters

The Board of Directors of the Fund does not know of any other business to be brought before the meeting. If any other matters properly come before the meeting, proxies will vote on such matters in their discretion.

Shareholder Proposals

The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the Act or the Fund’s Articles of Incorporation. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

Respectfully Submitted,

/s/ MICHAEL W. STAMM
Michael W. Stamm Secretary

Dated: June 9, 2003

SHAREHOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

APPENDIX TO PROXY STATEMENT—PROXY CARD

THERE ARE TWO WAYS TO VOTE YOUR PROXY

TELEPHONE VOTING

This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-866-837-7767, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your voting instruction card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you direct. Available until 5 p.m. Eastern Time July 14, 2003.

VOTING BY MAIL Simply mark, sign and date your voting instruction card and return it in the postage-paid envelope. If you are voting by telephone, please do not mail your proxy card.

COMPANY NUMBER	CONTROL NUMBER

PLEASE DETACH PROXY CARD HERE

x	INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER [X] USING BLUE OR BLACK INK OR DARK PENCIL. PLEASE DO NOT USE RED INK.

THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

1. To elect five Directors to hold office until their successors are duly elected and qualified.	FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FROM ALL NOMINEES ☐	FOR ALL NOMINEES EXCEPT ☐	2. To transact such other matters as may properly come before the Meeting or any adjournment thereof.
NOMINEES: Norman H. Brown, Jr., John C. Russell, Joseph M. Santarella, William F. Waters and Donald M. Young.

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE “FOR ALL NOMINEES EXCEPT” BOX AND STRIKE OUT THE NAME OF SUCH NOMINEE(S).

Dated: , 2003

If shares are held jointly, each shareholder should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, an authorized officer should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.
Signature(s)

Signature(s)

PLEASE DETACH PROXY CARD HERE

P R O X Y

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BEFORE THE MEETING TO BE HELD ON JULY 15, 2003.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE DIRECTORS OF W.P. STEWART & CO. GROWTH FUND, INC.

A VOTING INSTRUCTIONS CARD IS PROVIDED FOR SHAREHOLDERS OF THE FUND AS OF JUNE 2, 2003.

The undersigned hereby instructs Susan G. Leber or Alison A. Proshan, or their successors to vote the shares of W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) at the Annual Meeting of Shareholders to be held at 527 Madison Avenue, New York, N.Y. 10022-4212 at 10:30 a.m. local (New York City) time, July 15, 2003, and any adjournments thereof, as indicated on the reverse side.